                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-21511

                LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
               (Exact name of Registrant as specified in charter)

                              30 Rockefeller Plaza
                            New York, New York 10112
               (Address of principal executive offices) (Zip code)

                              Nathan A. Paul, Esq.
                           Lazard Asset Management LLC
                              30 Rockefeller Center
                            New York, New York 10112
                     (Name and address of agent for service)

Registrant's telephone number, including area code:               (212) 632-6000

Date of fiscal year end:           12/31

Date of reporting period:          6/30/2004

ITEM 1.           REPORTS TO STOCKHOLDERS.

LAZARD ASSET MANAGEMENT

Lazard Global Total
Return & Income
Fund, Inc.
Semi-Annual Report

J U N E   3 0 ,   2 0 0 4

Lazard Global Total Return & Income Fund, Inc.

The views of the Fund’s management and the portfolio holdings described in this report are as of June 30, 2004; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview

Dear Shareholders,

We are pleased to present the first semi-annual report of the Lazard Global Total Return & Income Fund, Inc. (“LGI” or the “Fund”), a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28th, 2004, with the ticker symbol “LGI.”

At this early stage in the Fund’s history, we are satisfied with the initial performance of LGI’s investments, and are confident that the Fund is providing our investors with attractive yield and diversification, backed by the deep experience, commitment, and professional management of Lazard Asset Management.

Portfolio Update (June 30, 2004)

As of June 30, the Fund’s Net Asset Value per share (“NAV”) has risen 0.8% since inception, while its benchmark, the Morgan Stanley Capital International (MSCI®) World® Index, was up 0.3%. Shares of LGI ended the second quarter at a closing market price of $17.10, representing an 11% discount to the Fund’s NAV. As of June 30, 2004, the Fund’s net assets were $184.5 million and total leveraged assets were $259.7 million (29% leverage, including financial leverage created with forward currency contracts). The Fund is anticipating being nearly fully leveraged (approximately 33 1 / 3 % of total leveraged assets) in the near future.

As a closed-end investment company whose shares are traded on the NYSE, LGI’s share price is set by the forces of supply and demand. Therefore, like that of any closed-end fund, the market price can be at a discount or a premium to the Fund’s NAV. LGI’s June 30 discount of 11% was not out of line with discounts of similar closed-end funds. Nevertheless, we do believe that the discount, at this level, is inappropriate given the Fund’s attractive dividend yield and LGI’s focus on large capitalization, high-quality global companies. We plan to begin a campaign, in the coming months, to inform and educate the investment community about LGI, through broker/analyst meetings and investor conference calls, with one objective being to seek to reduce the discount.

As of June 30, 2004, 68.9% of the Fund’s total leveraged assets consisted of global equities and 30.7% consisted of emerging market currency and debt instruments. The remaining 0.4% was in cash.

Declaration of Dividends

Pursuant to LGI’s level distribution policy, the Fund’s Board of Directors has declared a monthly dividend distribution of $0.1042 per share on the outstanding stock. This represents 6.25% of the initial offering price of the Fund’s shares, and 7.3% of the Fund’s June 30 market price (on an annualized basis). The Fund’s first dividend was paid on July 23, 2004, to shareholders of record on July 12, 2004.

The Fund’s Objective

The Fund’s objective is total return, consisting of capital appreciation and income. LGI seeks to achieve this objective through a combination of two strategies — global equity and emerging income. The Fund will invest in a portfolio of approximately 35 to 45 global equity securities with a market capitalization of at least $5 billion at the time of purchase, domiciled in those countries that comprise the MSCI World Index. Security selection is based on what we believe are strong financially productive companies at attractive valuations.

The Fund invests up to 33 1 / 3 % of its total leveraged assets in emerging market forward currency contracts (and other instruments with emerging market currency exposure) and also may invest in emerging market local currency debt obligations. This component of LGI holds highly diversified, short-term (overall portfolio average maturity is typically below a year) exposures to emerging market currency positions in approximately 20-25 countries across Asia, Latin America, Europe, Africa, and the Middle East.

Additional Information

Please note that frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics are available on www.LazardNet.com. You may also reach us by phone at 1-800-828-5548.

On behalf of Lazard Asset Management, we thank you for your continued support of Lazard Global Total Return & Income Fund and look forward to continuing to serve your investment needs in the future.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Message from the Portfolio Manager

Global Equity Portfolio (69% of total leveraged assets)

The Fund’s equity portfolio is invested primarily in 35 to 45 global equity securities of large, well-known global companies with strong financial productivity and attractive valuations. Examples include Glaxo-SmithKline, a global, research-based pharmaceutical company based in the United Kingdom; Exxon Mobil, the global petroleum and petrochemical business based in the U.S.; Canon, a Japanese-based manufacturer of copying machines, printers and cameras; and Credit Suisse, the Swiss-based financial services company.

These companies are all based in developed-market regions around the world. As of June 30, 42% of these stocks were based in North America, 29% were from continental Europe (not including the U.K.), 22% were from the U.K., and 7% from Japan. LGI is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at the end of June 2004, were financials (30%), which includes banks, insurance companies, and financial services companies, and consumer staples (19%), which includes companies that produce or manufacture food, beverages, tobacco, and household products. Other sectors include consumer discretionary, energy, health care, industrials, information technology, and telecommunications services.

Global Equity Market Review
Global stocks fell during the early part of the second quarter of 2004, based on concerns regarding rising inflation and tightening monetary policy in the U.S., before rebounding late in the quarter. The MSCI World Index increased by 0.9% for the quarter. Stronger economic data and concerns over a resurgence in inflation led investors to expect that the U.S. Federal Reserve would raise interest rates sooner than anticipated. This belief triggered a reduction in investors’ risk tolerance, particularly in the U.S., since the very easy monetary policy that was in place during 2003 enabled the low quality rally during that year. From a sector perspective, defensive groups continued to outperform after lagging dramatically in 2003. Energy was by far the best performer during the quarter, as crude oil prices reached their highest levels in over a decade based on concerns about the potential for supply disruptions while inventories are low. Health care and consumer staples also outperformed. Conversely, technology and materials lagged during the quarter, along with financials, which were hurt by the prospect of higher interest rates. Asian markets were weak after outperforming during the first quarter, as concerns about the sustainability of growth in China weighed particularly heavily on the region. In contrast, European and U.S. markets managed modest gains after lagging in the first quarter of the year.

The rotation into higher quality stocks has clearly begun in the U.S., as investors anticipate the end of a period of very cheap capital. While this trend was felt less strongly outside the U.S., we would expect it to spread globally and benefit LGI’s equity portfolio, which focuses on well-capitalized, globally competitive companies with strong histories of financial productivity.

What Helped and What Hurt LGI
During May and June, the Fund’s global equity holdings benefited from strength in the energy sector as oil prices peaked, bolstered by the possibility of supply disruptions. Holdings in industrials also contributed positively to performance. Holdings in financials, most notably capital markets-related companies, sold off as M&A activity has yet to make a considerable rebound. Telecommunications holdings were weakened by the impending risk that some European governments would issue stock in telecommunication companies. Modest exposure in the technology sector saw mixed results during May and June, as IT spending has not yet taken off. Software stocks did well, as the threat of legal issues has diminished; other areas of technology performed poorly due to weakness in the handset business.

Emerging Market Currency and Debt Portfolio (31% of total leveraged assets)

The Lazard Global Total Return & Income Fund also seeks income through investments in short duration (typically, below one year) emerging market forward currency contracts (and other instruments with emerging market currency exposure) and emerging market local currency debt obligations. As of June 30, this portfolio component consisted primarily of forward currency contracts (84%), with a smaller allocation to sovereign debt obligations (16%). The average

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

duration1 of the emerging market currency and debt portfolio was approximately 5 months as of the end of the second quarter, with an average credit rating of A2.

The Fund’s emerging market currency and debt holdings are highly diversified across, at June 30, 24 countries within Eastern Europe (32%), Asia (26%), Latin America (17%), the Middle East (11%), the Commonwealth of Independent States and the Baltic countries (8%), and Africa (6%).

Emerging Market Currency and Debt Market Review
The second quarter of 2004 was characterized by significant volatility in the global capital markets, from which the emerging local markets were not immune. U.S. data releases in April and early May provided ongoing evidence of growth, improving employment, and rising inflationary pressures which caused investors to re-price the magnitude and timing of a tighter U.S. Federal Reserve policy. China added fuel to the fire, announcing its intention to cool its economy with aggressive administrative measures aimed at slowing the torrid pace of fixed asset growth.

Nearly all domestic money markets in Asia sustained losses, in U.S. dollar terms. Currencies in India and Indonesia were hit hardest due to political pressures. The Philippine peso bucked this regional trend in concert with President Arroyo’s election victory.

The European and Middle Eastern/African regions performed well. In Latin America, global growth is currently conferring a beneficial impact on Argentina’s export-led growth. The Chilean peso weakened due to anticipation of a U.S. rate hike and the potential slowing of Chinese demand for Chile’s key export, copper. In Russia, the government’s interference with Yukos has weighed heavily on equity market sentiment, causing dramatic daily volatility. However, the ruble has weathered this with little ill effect.

What Helped and What Hurt LGI
Local currency money markets took quite a few weeks to regain their composure after April’s volatility. There are only a few historical periods, over the past decade, where external events overwhelmed emerging market, country-specific fundamentals, causing pressure in the domestic money markets; April was one of those periods. The Fund was impacted most negatively by positions in Indonesian rupiah and Turkish lira, while the Polish zloty and Romanian leu holdings were the largest positive contributors. The Fund’s modest exposure to the Ugandan shilling added uncorrelated, positive performance benefits. Since inception, the emerging market currency and debt component of the Fund has been a positive contributor to overall performance.

Past performance is not indicative of future performance.

1	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	Source: S&P, Moody’s and Fitch. Ratings for the forward currency contracts represent the counterparty credit rating. Ratings for the bonds represent the bond issuer rate.

4

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings (unaudited)
June 30, 2004

		Percentage of
Security	Value	Net Assets

GlaxoSmithKline PLC ADR	$7,139,412	3.87%
Microsoft Corp.	6,128,976	3.32
General Electric Co.	5,994,000	3.25
Bank of America Corp.	5,847,242	3.17
Johnson & Johnson	5,809,510	3.15
Bank One Corp.	5,752,800	3.12
HSBC Holdings PLC Sponsored ADR	5,715,633	3.10
Nokia Oyj Sponsored ADR	5,699,680	3.09
Exxon Mobil Corp.	5,693,362	3.09
Credit Suisse Group Sponsored ADR	5,597,103	3.03

Total Return Information* (unaudited)
For the period ended June 30, 2004

Since
Inception**

Market Price	(14.50)%
Net Asset Value	0.79
MSCI World Index	0.29

*All returns reflect reinvestment of distributions. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI World Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and Far East, New Zealand, Canada and the United States.

Returns for period of less than one year are not annualized.

**The Fund’s inception date was April 28, 2004.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments
June 30, 2004 (unaudited)

Description	Shares	Value

Common Stocks—97.0%
Finland—3.1%
Nokia Oyj Sponsored ADR	392,000	$5,699,680

France—5.0%
Societe Generale Sponsored ADR	217,900	3,703,559
Total SA Sponsored ADR	58,100	5,582,248

Total France		9,285,807

Germany—4.1%
Schering AG ADR	64,000	3,789,440
Siemens AG Sponsored ADR	50,600	3,669,512

Total Germany		7,458,952

Italy—1.9%
Eni SpA Sponsored ADR	35,700	3,582,138

Japan—6.7%
Canon, Inc. Sponsored ADR	69,000	3,684,600
Kao Corp. Sponsored ADR	15,400	3,711,864
Nomura Holdings, Inc. ADR	332,600	4,972,370

Total Japan		12,368,834

Netherlands—2.9%
Heineken NV ADR (c)	163,750	5,381,103

Switzerland—11.0%
Credit Suisse Group
Sponsored ADR (c)	156,300	5,597,103
Nestle SA Sponsored ADR	57,400	3,826,973
Novartis AG ADR	82,800	3,684,600
Swiss Re Sponsored ADR	55,200	3,585,532
UBS AG (c)	51,000	3,624,060

Total Switzerland		20,318,268

United Kingdom—21.7%
Barclays PLC Sponsored ADR	151,500	5,281,290
BP PLC Sponsored ADR	69,600	3,728,472
Cadbury Schweppes PLC
Sponsored ADR	112,700	3,953,516
Diageo PLC Sponsored ADR (c)	101,100	5,535,225
GlaxoSmithKline PLC ADR (c)	172,200	7,139,412
HSBC Holdings PLC
Sponsored ADR (c)	76,300	5,715,633
Unilever PLC Sponsored ADR	95,500	3,798,035
Vodafone Group PLC
Sponsored ADR	219,100	4,842,110

Total United Kingdom		39,993,693

United States—40.6%
Bank of America Corp. (c)	69,100	5,847,242
Bank One Corp. (c)	112,800	5,752,800
Citigroup, Inc. (c)	116,000	5,394,000
Exxon Mobil Corp. (c)	128,200	5,693,362
First Data Corp	84,300	3,753,036
General Electric Co. (c)	185,000	5,994,000
International Business
Machines Corp	42,600	3,755,190
Johnson & Johnson	104,300	5,809,510
Microsoft Corp. (c)	214,600	6,128,976
Oracle Corp. (a)	333,900	3,983,427
Pfizer, Inc	103,500	3,547,980
The Coca-Cola Co	74,200	3,745,616
The Home Depot, Inc	107,600	3,787,520
The Procter & Gamble Co	71,000	3,865,240
United Technologies Corp	44,000	4,025,120
Wells Fargo & Co	67,000	3,834,410

Total United States		74,917,429

Total Common Stocks
(Identified cost $178,685,822)		179,005,904

	Principal
	Amount
Description	(000) (d)	Value

Foreign Government
Obligations—6.9%

Mexico—1.4%
Mexican Bonos,
9.00%, 12/24/09	29,970	2,479,353

Poland—1.9%
Poland Government Bond,
0.00%, 04/12/06 (e)	15,000	3,569,429

Turkey—3.6%
Turkey Government Bonds:
0.00%, 04/27/05 (e)	27,800,000	1,521,394
0.00%, 08/24/05 (e)	100,000,000	5,066,173

Total Turkey		6,587,567

Total Foreign Government
Obligations
(Identified cost $12,459,108)		12,636,349

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2004 (unaudited)

	Principal
	Amount
Description	(000)	Value

Short-Term Investments—16.2%

Repurchase Agreement—0.3%
State Street Bank and Trust Co.,
1.20%, 07/01/04
(Dated 06/30/04, collateralized by
$460,000 United States Treasury
Note, 4.375%, 08/15/12, with a
value of $463,450)	$451	$451,000

Collateral for Securities on
Loan—15.9%
State Street Navigator Securities
Lending Prime Portfolio,
1.23% (f)	29,410	29,409,607

Total Short-Term Investments
(Identified cost $29,860,607)		29,860,607

Total Investments
(Identified cost $221,005,537) (b)	120.1%	$221,502,860
Liabilities in Excess of Cash and
Other Assets	(20.1)	(37,018,353)

Net Assets	100.0%	$184,484,507

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (concluded)
June 30, 2004 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2004:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

ARS	07/23/04	2,714,198	$907,000	$917,293	$10,293	$—
BRL	08/05/04	7,682,500	2,500,000	2,440,726	—	59,274
BRL	08/10/04	7,835,836	2,533,000	2,484,603	—	48,397
BRL	08/25/04	2,032,604	634,000	640,766	6,766	—
BRL	11/12/04	2,938,780	890,000	898,485	8,485	—
COP	07/23/04	7,285,751,550	2,717,550	2,696,530	—	21,020
CZK	07/07/04	23,322,000	909,240	891,150	—	18,090
HUF	07/07/04	287,425,000	1,381,519	1,391,700	10,181	—
IDR	07/07/04	15,612,870,000	1,634,000	1,660,502	26,502	—
IDR	07/07/04	28,608,870,000	3,021,000	3,042,688	21,688	—
IDR	08/09/04	15,743,590,000	1,634,000	1,674,405	40,405	—
ILS	05/05/05	9,476,000	2,000,000	2,063,163	63,163	—
INR	07/06/04	83,073,690	1,827,000	1,806,152	—	20,848
INR	07/07/04	80,257,140	1,767,000	1,744,791	—	22,209
KRW	08/04/04	2,716,300,000	2,300,000	2,344,523	44,523	—
MAD	07/12/04	18,765,700	2,050,000	2,076,875	26,875	—
MUR	08/11/04	27,870,000	1,000,000	982,237	—	17,763
MXN	07/12/04	490,000	43,009	42,404	—	605
PEN	07/30/04	3,168,282	906,000	911,262	5,262	—
PHP	07/06/04	151,038,000	2,700,000	2,687,106	—	12,894
PLN	08/06/04	9,074,108	2,425,000	2,443,172	18,172	—
ROL	08/09/04	14,255,054,000	418,000	418,083	83	—
ROL	08/09/04	33,788,000,000	1,000,000	990,961	—	9,039
ROL	08/25/04	103,632,000,000	3,000,000	3,012,088	12,088	—
RUB	07/19/04	86,345,100	2,955,000	2,959,545	4,545	—
RUB	12/09/04	99,543,500	3,346,000	3,354,140	8,140	—
SIT	07/06/04	596,940,000	3,058,094	3,025,032	—	33,062
SIT	07/07/04	331,790,000	1,683,359	1,681,242	—	2,117
SIT	07/12/04	305,695,250	1,535,000	1,548,436	13,436	—
SKK	07/06/04	101,544,000	3,113,414	3,099,478	—	13,936
SKK	07/14/04	78,154,000	2,355,739	2,384,219	28,480	—
SKK	07/28/04	19,977,115	607,023	608,848	1,825	—
THB	07/12/04	109,691,400	2,730,000	2,682,925	—	47,075
THB	07/19/04	1,779,000	43,475	43,512	37	—
THB	07/22/04	107,814,000	2,639,266	2,637,006	—	2,260
UGX	08/19/04	1,261,665,000	690,000	694,176	4,176	—
ZAR	07/06/04	13,936,000	2,155,440	2,240,765	85,325	—

Gross unrealized appreciation/depreciation
from Forward Currency Purchase Contracts			$67,109,128	$67,220,989	$440,450	$328,589

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments
June 30, 2004 (unaudited)

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost was $221,005,537, aggregate gross unrealized appreciation was $3,506,016, aggregate gross unrealized depreciation was $3,008,693 and the net unrealized appreciation was $497,323.

(c)	Segregated security for forward currency contracts.

(d)	Principal amount denominated in respective country’s currency.

(e)	Zero coupon security.

(f)	Rate shown reflects 7 day yield as of June 30, 2004.

Security Abbreviation:
ADR — American Depositary Receipt

Currency Abbreviations:
ARS	— Argentine Peso	MXN	— Mexican Peso
BRL	— Brazilian Real	PEN	— Peruvian New Sol
COP	— Colombian Peso	PHP	— Philippines Peso
CZK	— Czech Koruna	PLN	— Polish Zloty
HUF	— Hungarian Forint	ROL	— Romanian Leu
IDR	— Indonesian Rupiah	RUB	— Russian Ruble
ILS	— Israeli Shekel	SIT	— Slovenian Tolar
INR	— Indian Rupee	SKK	— Slovenska Koruna
KRW	— South Korean Won	THB	— Thai Baht
MAD	— Moroccan Dirham	UGX	— Ugandan Shilling
MUR	— Mauritian Rupee	ZAR	— South African Rand

Portfolio holdings by industry:
Industry
Aerospace & Defense	2.2%
Banking	19.3
Brewery	2.9
Business Services & Supplies	2.0
Computer Software	5.5
Computers & Business Equipment	2.0
Cosmetics & Toiletries	4.1
Diversified	7.3
Drugs & Health Care	9.8
Electronics	2.0
Financial Services	7.6
Food & Beverages	9.3
Insurance	1.9
Medical Products & Services	3.2
Oil & Gas	10.1
Retail	2.1
Telecommunications	2.6
Telecommunications Equipment	3.1

Subtotal	97.0
Foreign Government Obligations	6.9
Repurchase Agreement	0.3
Collateral for Securities on Loan	15.9

Total Investments	120.1%

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Statement of Assets and Liabilities
June 30, 2004 (unaudited)

ASSETS
Investments in securities, at value (cost $221,005,537)	$221,502,860
Cash	350
Receivables for:
Dividends and interest	632,147
Gross appreciation on forward currency contracts	440,450

Total assets	222,575,807

LIABILITIES
Payables for:
Management fees	178,359
Accrued directors’ fees	2,318
Line of credit outstanding	8,104,810
Gross depreciation on forward currency contracts	328,589
Amounts due upon return of securities on loan	29,409,607
Other accrued expenses and payables	67,617

Total liabilities	38,091,300

Net assets	$184,484,507

NET ASSETS
Paid in capital	$183,076,027
Undistributed net investment income	614,775
Unrealized appreciation on:
Investments—net	497,323
Foreign currency—net	110,749
Accumulated undistributed net realized gain	185,633

Net assets	$184,484,507

Shares of common stock outstanding*	9,605,237
Net assets per share of common stock	$19.21
Market value per share	$17.10

* $0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Statement of Operations
For the period ended June 30, 2004* (unaudited)

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $105,558)	$946,579
Interest	114,689

Total investment income	1,061,268

Expenses:
Management fees	348,509
Administration fees	12,806
Custodian fees	24,684
Professional services	16,775
Shareholders’ reports	15,484
Shareholders’ services	10,702
Interest expense	8,743
Directors’ fees and expenses	2,774
Other	6,242

Total gross expenses	446,719
Expense reductions	(226)

Total net expenses	446,493

Net investment income	614,775

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY
Realized gain on:
Foreign currency—net	185,633
Change in net unrealized appreciation on:
Investments—net	497,323
Foreign currency—net	110,749

Net realized and unrealized gain on investments and foreign currency	793,705

Net increase in net assets resulting from operations	$1,408,480

* Fund commenced operations on April 28, 2004.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Statement of Changes in Net Assets (unaudited)

Period Ended
June 30, 2004**

Increase in Net Assets:
Operations:
Net investment income	$614,775
Net realized gain on investments and foreign currency	185,633
Net change in unrealized appreciation	608,072

Net increase in net assets resulting from operations	1,408,480

Capital Stock Transactions:
Proceeds from common shares issued in offering	183,360,000
Offering costs for common shares charged to paid in capital	(384,000)

Net increase in net assets from capital stock transactions	182,976,000

Total increase in net assets	184,384,480
Net assets at beginning of period***	100,027

Net assets at end of period*	$184,484,507

Transactions in Common Shares:
Shares outstanding at beginning of period***	5,237

Shares issued in offering	9,600,000

Net increase	9,600,000

Shares outstanding at end of period	9,605,237

* Includes undistributed net investment income of $614,775.
** Fund commenced operations on April 28, 2004.
*** Represents initial seed capital on April 20, 2004.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Financial Highlights (unaudited)
Selected data for a share of common stock outstanding throughout the period:

For the Period
4/28/04* to
6/30/04

Net asset value, beginning of period (a)	$19.06

Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain	0.09

Total from investment operations	0.15

Net asset value, end of period	$19.21

Market value, end of period	$17.10

Total Return based upon:
Net asset value (b)	0.79%
Market value (b)	(14.50)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$184,485
Ratios to average net assets:
Net expenses (c)	1.43%
Gross expenses (c)	1.43%
Net investment income (c)	1.97%
Portfolio turnover rate	0%

*	Commencement of operations.

(a)	Net of initial sales load, underwriting and offering costs of $0.94 per share.

(b)	Total returns reflect reinvestment of distributions pursuant to the Fund’s Dividend Reinvestment Plan. Periods of less than one year are not annualized.

(c)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements
June 30, 2004 (unaudited)

1. Organization

Lazard Global Total Return & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol LGI and commenced operations on April 28, 2004. The Fund’s investment objective is total return, consisting of capital appreciation and income.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the NYSE, NASDAQ national market or other U.S. exchanges or markets are based on the closing market price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Forward currency contracts are valued at the current cost of offsetting the contract. Securities listed on foreign exchanges are valued at the last reported sales price, except as described below.

If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, such securities will be valued at their fair values as determined in good faith by or under the supervision of the Board of Directors. The effect of using fair value pricing is that the net asset value of the Fund will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values. Securities not traded on the valuation date are valued at the last quoted bid price, except as described below.

Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

Under these procedures, in the event that Lazard Asset Management LLC, the Fund’s investment manager (the ”Investment Manager”), determines that a significant event has occurred after the close of a market on which a foreign security is traded but before the close of regular trading on the NYSE, such that current market quotations for a security or securities are not readily available, a Valuation Committee of the Investment Manager will evaluate a variety of factors to determine the fair value of the affected securities. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premium and accretes discount on fixed-income securities using the effective yield method.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

(d) Securities Lending—The Fund may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in State Street Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company (“State Street”). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2004 (unaudited)

and costs in recovering the securities loaned or in gaining access to the collateral.

At June 30, 2004, the value of the securities on loan was $28,709,532 and corresponding cash collateral received was $29,409,607.

In accordance with accounting principles generally accepted in the United States of America, cash received as collateral for securities lending transactions is included in the Portfolio of Investments. The related amount payable upon the return of the securities on loan, where cash is received as collateral, is shown on the Statement of Assets and Liabilities.

During the period ended June 30, 2004, the income earned from securities lending, which is included in interest income on the Statement of Operations, was $8,225.

(e) Leveraging—The Fund intends to use leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street, up to a maximum of 33 1 / 3 % of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33 1 / 3 % threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of Common Stock and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. A greater net asset value decrease also will tend to cause a greater decline in the market price of the Fund’s Common Stock. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in a capital loss and reduce returns.

(f) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward foreign currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into forward currency contracts for risk management and other purposes. Risk management includes hedging strategies which serve to reduce the Fund’s exposure to foreign currency fluctuations. Such exposure may exist during the period that a foreign denominated investment is held, or during the period between the trade date and settlement date of an investment which has been purchased or sold. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain (loss). When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain (loss) is disclosed in the realized or unrealized gain (loss) on foreign currency in the Fund’s accompanying Statement of Operations.

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2004 (unaudited)

(g) Federal Income Taxes—The Fund’s policy is to continue to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code and to distribute all its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

(h) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to shareholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

The Fund intends to implement a Level Distribution Policy to seek to maintain a stable monthly distribution, subject to approval and oversight of the Fund’s Board of Directors. Under the Fund’s Level Distribution Policy, the Fund intends to make regular monthly distributions at a fixed rate per share based on the projected performance of the Fund, which rate may be adjusted from time to time. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

(i) Expense Reductions—When the Fund leaves excess cash in a demand deposit account, it may receive credits which are available to offset custody expenses. The Statement of Operations reports gross custody expenses, and reports the amount of such credits separately as an expense reduction.

(j) Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with Lazard Asset Management LLC, a majority-owned subsidiary of Lazard Frères & Co. LLC (“Lazard”). Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments and Borrowings (“Financial Leverage”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in Global Equity Investments for the purposes of making Currency Investments. “Currency Investments” refers to investments the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33 1 / 3 % of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in “Global Equity Investments” (investments in the Fund’s global equity strategy consisting of equity securities of companies with market capitalizations of $5 billion or

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2004 (unaudited)

greater domiciled in those countries that comprise the Mor-gan Stanley Capital International (MSCI®) World® Index and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in Global Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money or/and issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in Global Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the review and approval by the Fund’s Board of Directors of the Fund’s investment management agreement (including the method of calculating the Investment Manager’s fee) is included in the Fund’s Statement of Additional Information under “Management of the Fund—Investment Management and Investment Management Agreement.”

	Fund’s management	Typical
	fee based on	management
	Total Leveraged	fee formula,
	Assets (includes	calculated excluding
	Currency )	Currency
Beginning assets of $1,000	Commitments	Commitments
Global Equity
Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate
management fee	$1,500	$1,000
Management fee (0.85%)	$12.75	$8.50

(a) Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowing, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the Common Stockholders of the Fund. The Fund has implemented procedures to monitor this potential conflict.

4. Administrative Agreement

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $37,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are Managing Directors of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $50,000 per year, plus $2,500 per meeting attended ($1,000 per meeting attended by telephone) for the Fund, The Lazard Funds, Inc. and Lazard Retirement Series, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (concluded)
June 30, 2004 (unaudited)

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the period ended June 30, 2004 were $191,106,068 and $0, respectively.

For the period ended June 30, 2004, no brokerage commissions were paid to Lazard for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has entered into a $40 million Line of Credit Agreement (the “Agreement”) with State Street, effective April 30, 2004, primarily to use leverage to invest Fund assets in currency investments. The Fund may borrow the lesser of $40 million or 33 1 / 3 % of its total leveraged assets. Interest on borrowings is payable at the Federal Funds rate plus 0.50%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the period ended June 30, 2004, the Fund had borrowings under the Agreement as follows:

Average Daily	Maximum Daily	Weighted Average
Loan Balance	Loan Outstanding	Interest Rate

$5,926,179	$8,104,810	1.548%

8. Foreign Securities Investment Risks

The Fund invests in securities of foreign entities and securities denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. To the extent the Fund invests in companies in emerging market countries, it is exposed to additional volatility. The Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

9. Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (“SEC”) website at www.sec.gov.

On and after August 31, 2004, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Lazard Global Total Return & Income Fund, Inc.
Dividend Reinvestment Plan
June 30, 2004 (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by the Plan Agent in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by EquiServe, as dividend disbursing agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)	If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus a $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvest account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from EquiServe, Inc., P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) and Term	Principal Occupation(s) During Past 5 Years
Address(1)	with the Fund(2)	and Other Directorships Held

Non-Interested Directors:

John J. Burke (75)	Director	Lawyer and Private Investor; Director, Lazard Alternative Strategies Fund,
LLC; Director, Pacific Steel & Recycling; Director, Sletten Construction Com-
pany; Trustee Emeritus, The University of Montana Foundation.

Kenneth S. Davidson (59)	Director	President, Davidson Capital Management Corporation; Trustee, The Juilliard
School; Chairman of the Board, Bridgehampton Chamber Music Festival;
Trustee, American Friends of the National Gallery/London.

William Katz (49)	Director	Retired President and Chief Executive Officer, BBDO New York, an advertis-
ing agency; Retired Director, BBDO Worldwide.

Lester Z. Lieberman (73)	Director	Private Investor; Chairman, Healthcare Foundation of NJ; Director, Cives
Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New
Jersey Medical School; Director, Public Health Research Institute; Trustee
Emeritus, Clarkson University; Council of Trustees, New Jersey Performing
Arts Center.

Richard Reiss, Jr. (60)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director, Lazard
Alternative Strategies Fund, LLC; Director, O’Charley’s, Inc., a restaurant chain.

Interested Directors(3):

Charles Carroll (44)	President and	Managing Director and Deputy Chairman of Global Marketing of the
	Director	Investment Manager.

Norman Eig (63)	Chairman of	Chairman of the Investment Manager since March 2004; previously Co-Chief
	the Board	Executive Officer of the Investment Manager and Member of the Management
Committee of Lazard.

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director became a Director in February 2004, except that Mr. Carroll became a Director and President in June 2004, and serves as a Director for each of the Lazard Funds (total comprised of 15 investment portfolios).
Beginning with the first annual meeting of stockholders of the Fund held after the initial public offering of the shares of the Fund, the Board of Directors of the Fund shall be divided into three classes: Class I, Class II and Class III. At the first annual meeting, Directors of Class I shall be elected to the Board of Directors for a term expiring at the next succeeding annual meeting of stockholders, Directors of Class II shall be elected to the Board of Directors for a term expiring at the second succeeding annual meeting of stockholders and Directors of Class III shall be elected to the Board of Directors for a term expiring at the third succeeding annual meeting of stockholders. At each subsequent annual meeting of stockholders, the Directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Directors whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders subsequent to their election, or thereafter in each case when their respective successors are elected and qualified.

(3)	Mr. Carroll and Mr. Eig are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) and Term
Address(1)	with the Fund(2)	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (31)	Secretary	Managing Director and General Counsel of the Investment Manager; from
September 1997 to October 2000, an Associate at Schulte Roth & Zabel LLP,
a law firm.

Stephen St. Clair (45)	Treasurer	Vice President of the Investment Manager.

Brian D. Simon (41)	Assistant Secretary	Senior Vice President of the Investment Manager; from July 1999 to October
2002, Vice President, Law & Regulation at J. & W. Seligman & Co.

David Kurzweil (29)	Assistant Secretary	Counsel of Investment Manager since February 2003; from August 1999 to
January 2003, an associate at Kirkpatrick & Lockhardt LLP, a law firm.

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer became an officer in February 2004 and serves for an indefinite term, until his successor is elected and qualified. Each officer serves in the same capacity, except that Mr. Paul is also Vice President and Mr. Kurzweil is not an officer, for the other Lazard Funds.

Lazard Global Total Return & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent and Registrar
EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
EquiServe, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common Stock of Lazard Global Total Return & Income Fund, Inc. which contains information about management fees and other costs.

Lazard Asset Management LLC	30 Rockefeller Plaza	www.LazardNet.com
New York, NY 10112-6300

CF03101

ITEM 2.           CODE OF ETHICS.

                  Not Applicable.

ITEM 3.           AUDIT COMMITTEE FINANCIAL EXPERT.

                  Not Applicable.

ITEM 4.           PRINCIPAL ACCOUNTANT FEES AND SERVICES

                  Not Applicable.

ITEM 5.           AUDIT COMMITTEE OF LISTED REGISTRANTS.

                  Not Applicable.

ITEM 6.           SCHEDULE OF INVESTMENTS.

                  Not Applicable.

ITEM 7.           DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                  CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                  Not Applicable.

ITEM 8.           PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                  INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

                  Not Applicable.

ITEM 9.           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

                  The Registrant has a Nominating Committee (the "Committee") of
the Board of Directors (the "Board"). The function of the Committee is to select and nominate all candidates for election to the Fund's Board. The Committee does not normally consider nominees recommended by shareholders.

ITEM 10. CONTROLS AND PROCEDURES.

(a)      The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the
Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11.          EXHIBITS.

(a)(1)   Not Applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not Applicable.

(b)      Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                      -2-

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.

By:      /s/ Norman Eig
         --------------
         Norman Eig
         Chief Executive Officer

Date:    August 20, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:      /s/ Norman Eig
         --------------
         Norman Eig
         Chief Executive Officer

Date:    August 20, 2004

By:      /s/ Stephen St. Clair
         ---------------------
         Stephen St. Clair
         Chief Financial Officer

Date:      August 20, 2004

                                  EXHIBIT INDEX

         (a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

         (b)      Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)